Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2003
                                                 -------------------------------

                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
                  Delaware                                 0-22319                        16-1476509
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(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)
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46 Prince Street, Rochester, New York                                   14607
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (585) 242-7200
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      Attached hereto as Exhibit 99.1 is a copy of a Press Release issued by the registrant on December 9, 2003, announcing the adjournment of its special meeting of stockholders.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PATIENT INFOSYSTEMS, INC.


Date: December 9, 2003                          By: /s/ Roger L. Chaufournier
                                                    -------------------------
                                                        Roger L. Chaufournier
                                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit 99.1     Press release issued on December 9, 2003.